Exhibit 10.1

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 4.08 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of September 3, 2013 (the “Extension Effective Date”) is entered into by and among DEVON ENERGY CORPORATION, a Delaware corporation (the “U.S. Borrower”), DEVON NEC CORPORATION, a Nova Scotia unlimited company (“Devon NEC”), and DEVON CANADA CORPORATION, a Nova Scotia unlimited company (“Devon Canada,” and together with Devon NEC, the “Canadian Borrowers,” and, together with U.S. Borrower, the “Borrowers”), DEVON FINANCING COMPANY, L.L.C., a Delaware limited liability company (“Devon Financing”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Canadian Swing Line Lender and U.S. Swing Line Lender. As used herein, “Guarantors” shall mean the U.S. Borrower and Devon Financing. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to the Credit Agreement dated as of October 24, 2012 among the Borrowers, the Administrative Agent and the Lenders (the “Credit Agreement”).

B. This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from October 24, 2017 to October 24, 2018 pursuant to Section 4.08 of the Credit Agreement (the “Extension”).

C. Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension.

2. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that Administrative Agent shall have received (a) counterparts of this Agreement, executed by the Borrowers, the Guarantors and the Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 4.08 of the Credit Agreement), and (b) a certificate of each Loan Party dated as of the date hereof containing the certifications required by Section 4.08(b) of the Credit Agreement.

3. Affirmation and Ratification of Loan Documents. Each Borrower and each Guarantor hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect.

4. Representations of Borrowers. Each Borrower represents and warrants for the benefit of the Consenting Lenders and the Administrative Agent as follows: (a) before and after giving effect to the Extension, the representations and warranties contained in Article 7 of the Credit Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Extension

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Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (b) before and after giving effect to the Extension no Default exists or will exist, and (c) no event has occurred since the date of the most recent audited financial statements of the U.S. Borrower delivered pursuant to Section 8.02(a) of the Credit Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect.

5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

6. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEVON ENERGY CORPORATION, as the U.S. Borrower and a Guarantor

By:	/s/ David G. Harris
	Name:	David G. Harris
	Title:	Vice President, Corporate Finance and Treasurer

DEVON NEC CORPORATION, as a Canadian Borrower

By:	/s/ David G. Harris
	Name:	David G. Harris
	Title:	Treasurer

DEVON CANADA CORPORATION, as a Canadian Borrower

By:	/s/ David G. Harris
	Name:	David G. Harris
	Title:	Treasurer

DEVON FINANCING COMPANY, L.L.C. , as a Guarantor

By:	/s/ David G. Harris
	Name:	David G. Harris
	Title:	Vice President and Treasurer

Signature Page S-1

to Extension Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angelo M. Martorana
Angelo M. Martorana
Assistant Vice President

BANK OF AMERICA, N.A., by its Canada Branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, a U.S. L/C Issuer, and a U.S. Swing Line Lender

By:	/s/ Alia Qaddumi
	Name:	Alia Qaddumi
	Title:	Vice President

BANK OF AMERICA, N.A., by its Canada Branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and a U.S. L/C Issuer

By:	/s/ Debra Hrelja
	Name:	Debra Hrelja
	Title:	Vice President

Signature Page S-2

to Extension Agreement

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Debra Hrelja
	Name:	Debra Hrelja
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender, a U.S. L/C Issuer, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ James R. Allred
	Name:	James R. Allred
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ David Slye
	Name:	David Slye
	Title:	Authorised Signatory

BARCLAYS BANK PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

Signature Page S-3

to Extension Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Chris Perks
	Name:	Chris Perks
	Title:	Executive Director

By:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Executive Director

CITIBANK, N.A., as a Lender

By:	/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Jawdat Sha’sha’a
	Name:	Jawdat Sha’sha’a
	Title:	Authorised Signer

Signature Page S-4

to Extension Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Authorized Signatory

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Paul Uffelmann
	Name:	Paul Uffelmann
	Title:	Vice President

By:	/s/ David Gynn
	Name:	David Gynn
	Title:	Chief Financial Officer

Signature Page S-5

to Extension Agreement

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Talal M. Kairouz
	Name:	Talal M. Kairouz
	Title:	Senior Asset Manager

By:	/s/ Shaun Enright
	Name:	Shaun Enright
	Title:	Sr. Asset Manager

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender and a Canadian Lender

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page S-6

to Extension Agreement

UBS LOAN FINANCE LLC, as a Lender and a Canadian Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Canadian Lender

By:	/s/ Paul Rodgers
	Name:	Paul Rodgers
	Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Managing Director

BANK OF MONTREAL, as a Lender and a Canadian Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

Signature Page S-7

to Extension Agreement